Summary Prospectus

Aberdeen Global Select Opportunities Fund Inc.

(formerly known as Artio Select Opportunities Fund Inc.)

February 28, 2014

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, Statement of Additional Information, shareholder reports and other information about the Fund online at www.aberdeen-asset.us/aam.nsf/usRetail/literatureEquity. You can also get this information at no cost by e-mailing a request to Investor.Services.US@Aberdeen-Asset.com, calling 800-387-6977 or asking your financial advisor. The Fund's Prospectus and Statement of Additional Information, both dated February 28, 2014, and the independent registered public accounting firm's report and financial statements in the Fund's annual report, dated October 31, 2013, are incorporated by reference into this summary prospectus.

Fund Tickers

Class A: BJGQX  Class I: JGEIX

Objective

The Aberdeen Global Select Opportunities Fund Inc. (the "Global Select Opportunities Fund" or the "Fund") seeks to maximize total return, principally through capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Global Select Opportunities Fund.

Shareholder Fees (Fees Paid Directly From Your Investment)	Class A Shares	Institutional Class Shares
Management Fees	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%
Other Expenses	1.43%	1.35%
Total Annual Fund Operating Expenses	2.58%	2.25%
Fee Waiver/Expense Reimbursement	1.18%	1.10%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement[1]	1.40%	1.15%

1  Aberdeen Global Select Opportunities Fund Inc. (the "Fund") and Aberdeen Asset Management Inc. (the "Adviser") have entered into a written contract limiting operating expenses to 1.40% for Class A shares and 1.15% for Institutional Class shares of the Fund until the earlier of (a) the termination of the Advisory Agreement; or (b) February 28, 2015. This expense limitation excludes certain expenses, including interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business. The Fund is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser; provided, however, that any reimbursements must be paid within not more than three fiscal years after the year in which the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid. This contract may not be terminated until the earlier of (a) the termination of the Advisory Agreement; or (b) February 28, 2015.

Example

This Example is intended to help you compare the cost of investing in the Global Select Opportunities Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Global Select Opportunities Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$143	$690	$1,265	$2,827
Institutional Class shares	$117	$597	$1,105	$2,499

Portfolio Turnover

The Global Select Opportunities Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 253% of the average value of its portfolio.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the Global Select Opportunities Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by companies located throughout the world (including the U.S.). Equity securities include, but are not limited to,

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common stock, preferred stock and depositary receipts. Under normal market conditions, the Fund will invest significantly (at least 40%–unless market conditions are not deemed favorable by the Adviser in which case the Fund would invest at least 30%) in companies organized or having their principal place of business outside the U.S. or doing a substantial amount of business outside the U.S. Some of the companies will be multi-national companies operating globally, while others will be located in, and primarily tied economically to, one country. Under normal conditions, the Fund invests in securities from at least three different countries. The Fund may also invest in companies of emerging market countries. In addition, the Fund may invest in securities of any market capitalization.

If the Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and will change the name of the Global Select Opportunities Fund.

Principal Risks

The Global Select Opportunities Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments–and therefore, the value of Fund shares–may fluctuate. These changes may occur because of:

•  Active Trading Risk: The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If a Fund does trade this way, it may incur increased costs, which can lower the actual return of the Fund. Active trading may also increase short term gains and losses, which may affect taxes that must be paid.

•  Emerging Markets Risk: A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see "Foreign Securities Risk" below).

•  Foreign Securities Risk: Foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

•  Impact of Large Redemptions and Purchases of Fund Shares: Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund's performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in overdraft charges to the Fund until the sale of portfolio securities to cover the redemption request settle.

•  Market Risk: The Fund could lose value if the individual securities in which it invests or overall markets in which such securities trade decrease in value.

•  Securities Selection Risk: The investment team may select securities that underperform the stock market or other funds with similar investment objectives and strategies.

•  Small-Cap and Mid-Cap Securities Risk: In general, stocks of small- and mid-cap companies may be more volatile and less liquid than larger company stocks.

If the value of the Fund's investments decreases, you may lose money.

For additional information regarding the above identified risks, see "Fund Details: Additional Information about Investments, Investment Techniques and Risks" in the Prospectus.

An investment in the Fund is not a bank deposit or obligation of any bank and is not endorsed or guaranteed by any bank and is not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

Performance

The bar chart and table below can help you evaluate potential risks of the Global Select Opportunities Fund. The bar chart shows how the Fund's annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of taxes. If the applicable taxes were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of the MSCI All Country World Index, the Fund's primary benchmark, and the MSCI World Index, the Fund's secondary benchmark. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit www.aberdeen-asset.us or call 800-387-6977.

Aberdeen Asset Management Inc. ("AAMI" or the "Adviser") and Aberdeen Asset Managers Limited ("AAML") became the adviser and subadviser of the Fund, respectively, on May 22, 2013. Performance prior to this date reflects the performance of an unaffiliated adviser.

Annual Total Returns–Class A Shares (Years Ended Dec. 31)

Best Quarter: 20.88%–2nd quarter 2009
Worst Quarter: -21.95%–3rd quarter 2011

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

02  Aberdeen Global Select Opportunities Fund Inc.: Summary Prospectus as of February 28, 2014

Average Annual Returns–as of December 31, 2013

	1 Year	5 Years	Since Inception
Class A shares (inception date: 7/01/04)–Before Taxes	13.30%	9.36%	5.29%
Class A shares–After Taxes on Distributions	12.66%	9.11%	5.15%
Class A shares–After Taxes on Distributions and Sale of Shares	7.52%	7.38%	4.21%
Institutional Class shares (inception date: 3/14/05)–Before Taxes	13.52%	9.62%	3.84%
MSCI All Country World Index (reflects no deduction for expenses or taxes)	23.34%	15.45%	7.68%
MSCI World Index (reflects no deduction for expenses or taxes)	27.37%	15.68%	7.54%

Investment Adviser

Aberdeen Asset Management Inc. (the "Adviser") serves as the Global Select Opportunities Fund's investment adviser. The Adviser has selected Aberdeen Asset Managers Limited ("AAML") as subadviser to the Fund.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Stephen Docherty	Head of Global Equities	2013
Bruce Stout	Senior Investment Manager	2013
Jamie Cumming, CFA®	Senior Investment Manager	2013
Samantha Fitzpatrick, CFA®	Senior Investment Manager	2013

Purchase and Sale of Fund Shares

The Fund's minimum investment requirements are as follows:

Class A Shares
To open an account Additional investment	$1,000 $1,000
To open an IRA account	$100
Additional investment	No Minimum
Tax deferred retirement plan other than an IRA Additional investment	$100 No Minimum
Institutional Class Shares
To open an account Additional investment	$1,000,000 No Minimum
To open an IRA account Additional investment	$1,000,000 No Minimum
Tax deferred retirement plan other than an IRA Additional investment	$1,000,000 No Minimum

You may purchase or redeem Fund shares on any day the New York Stock Exchange is open.

Fund shares may be purchased through a broker or other financial intermediary that has a selling or service relationship with the Fund's distributor, Aberdeen Fund Distributors LLC, who is located at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103. At the Fund's discretion, certain related accounts may be aggregated for purposes of meeting the initial minimum investment requirement or the minimums may be waived.

Fund shares may be redeemed (sold) by contacting your broker or financial intermediary, by calling (800) 387-6977 between the hours of 8:00 a.m. and 7:00 p.m. (Central Time) or by writing to Aberdeen Investment Funds and/or Aberdeen Global Select Opportunities Fund Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701. If you request that the money from your redemption be sent by wire transfer, the Fund reserves the right to impose a $15.00 fee. Your bank may also charge you a fee for receiving wires.

Tax Information

The Fund's dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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